CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Exhibit 10.65

Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.

AMENDMENT NO. 1 TO

LIMITED LIABILITY COMPANY AGREEMENT

OF

CALCASIEU PASS HOLDINGS, LLC

This AMENDMENT NO. 1 TO LIMITED LIABILITY COMPANY AGREEMENT (this “Amendment”) of Calcasieu Pass Holdings, LLC, a Delaware limited liability company (the “Company”), is entered into as of February 8, 2021 by and among the Company, Calcasieu Pass Funding, LLC, a Delaware limited liability company (“Sponsor Member”), and Stonepeak Bayou Holdings LP, a Delaware limited partnership (“Investor”). All capitalized terms used but not defined herein shall have the meanings specified in the Original LLCA (as defined below).

RECITALS

WHEREAS, the Company, Sponsor Member and Investor entered into that certain Limited Liability Company Agreement of the Company dated as of August 19, 2019 (the “Original LLCA”);

WHEREAS, the Sponsor, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, Venture Global Calcasieu Pass Holding, LLC (“VGCPH”) as a guarantor thereunder, the other guarantors from time to time party thereto and the banks and other financial institutions from time to time party thereto as lenders are entering into that certain Credit and Guaranty Agreement, dated on or about February 8, 2021 (as amended, restated, amended and restated, extended, supplemented, refinanced, increased or otherwise modified from time to time, the “VGLNG Term Loan”);

WHEREAS, pursuant to the VGLNG Term Loan, the Sponsor and VGCPH are providing certain collateral to the secured parties thereunder in order to secure the obligations under the VGLNG Term Loan. Such collateral includes a pledge by the Sponsor of the Equity Interests of VGCPH and a pledge by VGCPH of the Equity Interests of the Sponsor Member owned by it; and

WHEREAS, in connection with the foregoing and pursuant to Section 11.04 of the Original LLCA, Sponsor Member and Investor have agreed to amend the Original LLCA pursuant to this Amendment, on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

1. Amendments.

(a) Section 7.05(a) of the Original LLCA is hereby amended and replaced in its entirety by the following text:

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

“(a) Except (i) pursuant to Section 7.03 and, if applicable, in compliance with Section 7.04 or (ii) pursuant to Transfers permitted by Section 7.02(a) or Section 7.02(b) or any foreclosure (but excluding any subsequent Transfer) of the pledge permitted by Section 7.02(a), no Member shall directly Transfer less than all of its Common Units or directly Transfer its Common Units to a Transferee that is not just one (1) Person (or Affiliated group of Persons) without the consent of the other Member, which may be withheld or conditioned at such Member’s sole discretion. Notwithstanding anything to the contrary in this Agreement, except pursuant to Transfers permitted by Section 7.02(a) or Section 7.02(b) or any foreclosure (but excluding any subsequent Transfer) of the pledge permitted by Section 7.02(a), no direct Transfer of Units held by the Sponsor Member to a third-party shall be made or effective (and any purported such Transfer shall be null and void) prior to the Redemption Date.”

(b) Section 6.03(b) of the Original LLCA is hereby amended by amending and restating the parenthetical at the end of subclause (iii) thereof in its entirety to read as follows:

“(in each case of the foregoing clauses (i) through (iii), other than any pledges in and of themselves (but not, for the avoidance of doubt, other than any foreclosure or other Transfer in connection with such pledges or any enforcement thereof) (A) permitted by Section 7.02(a), (B) of assets of the Sponsor and (C) of Equity Interests held by any direct or indirect parent of the Company that is a subsidiary of the Sponsor, in the case of each of clauses (A) through (C), to secure bona fide third party indebtedness of such Persons pursuant to the VGLNG Term Loan (as defined in the First Amendment to this Agreement, dated as of February 8, 2021)) (each such event described in clauses (i) through (iii) (as modified by the foregoing parenthetical), a “Change in Control Event”)”

2. Miscellaneous Provisions. Sections 8.01 (Governing Law), 11.01 (Notices), 11.04 (Amendments), 11.09 (Severability) and 11.13 (Counterparts) of the Original LLCA are hereby incorporated by reference in this Amendment, mutatis mutandis.

3. Full Force and Effect. Each of Parties confirms that this Amendment is intended to be a part of, and will serve as a valid, written amendment to, the Original LLCA, and each reference in the Original LLCA to “this Agreement” shall be construed to mean the Original LLCA as amended by this Amendment. Except as otherwise set forth in this Amendment, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Original LLCA, which are hereby ratified and affirmed in all respects and shall continue in full force and effect, and this Amendment will not operate as an extension or waiver by the parties to the Original LLCA of any other condition, covenant, obligation, right, power or privilege under the Original LLCA.

[Signature Page Follows]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

CALCASIEU PASS FUNDING, LLC
By	[***]
Name: [***]
Title: [***]

STONEPEAK BAYOU HOLDINGS LP
By: Stonepeak Associates III LLC, its general partner
By: Stonepeak GP Holdings III LP, its sole member
By: Stonepeak GP Investors III LLC, its general partner
By: Stonepeak GP Investors Manager LLC, its managing member

By:	[***]
Name: [***]
Title: [***]

CALCASIEU PASS HOLDINGS, LLC

By	[***]
Name: [***]
Title: [***]

[Signature to Amendment No. 1 to Holdings LLCA]